EXHIBIT 99.1

CROSS COUNTRY HEALTHCARE, INC.

(a Delaware corporation)

4,000,000 Shares of Common Stock

UNDERWRITING AGREEMENT

Dated:  November 13, 2006

CROSS COUNTRY HEALTHCARE, INC.

(a Delaware corporation)

4,000,000 Shares of Common Stock

(Par Value $.0001 Per Share)

UNDERWRITING AGREEMENT

November 13, 2006

Citigroup Global Markets, Inc.

388 Greenwich Street

New York, New York 10013

Ladies and Gentlemen:

Cross Country Healthcare, Inc., a Delaware corporation (the “Company”), and the persons listed in Schedule A hereto under the heading “Name of Selling Shareholder” (the “Selling Shareholders”), confirm their respective agreements with Citigroup Global Markets Inc. (the “Underwriter”) with respect to the sale by the Selling Shareholders, acting severally and not jointly, and the purchase by the Underwriter, of the respective numbers of shares of Common Stock, par value $.0001 per share, of the Company (“Common Stock”) set forth in said Schedule A hereto. and with respect to the grant by the Selling Shareholders to the Underwriter of the option described in Section 2(b) hereof to purchase all or any part of 600,000 additional shares of Common Stock to cover over-allotments, if any. The aforesaid 4,000,000 shares of Common Stock (the “Initial Securities”) to be purchased by the Underwriter and all or any part of the 600,000 shares of Common Stock subject to the option described in Section 2(b) hereof (the “Option Securities”) are hereinafter called, collectively, the “Securities”.

The Company and the Selling Shareholders understand that the Underwriter proposes to make a public offering of the Securities as soon as the Underwriter deems advisable after this Agreement has been executed and delivered.

The Company and the Selling Shareholders acknowledge and agree that (i) the purchase and sale of the Securities pursuant to this Agreement is an arm’s-length commercial transaction between the Company and the Selling Shareholders, on the one hand, and the Underwriter, on the other, (ii) in connection therewith and with the process leading to such transaction the Underwriter is not acting as the agent or fiduciary of the

Company or the Selling Shareholders, (iii) the Underwriter has not assumed an advisory or fiduciary responsibility in favor of the Company or the Selling Shareholder with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether the Underwriter has advised or is currently advising the Company or the Selling Shareholders on other matters) or any other obligation to the Company or the Selling Shareholders except the obligations expressly set forth in this Agreement and (iv) each of the Company and the Selling Shareholders have consulted its own legal and financial advisors to the extent it deemed appropriate. Each of the Company and the Selling Shareholders agrees that it will not claim that the Underwriter has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Company or the Selling Shareholders, in connection with such transaction or the process leading thereto.

The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (No. 333-120189) including the Basic Prospectus (as defined below), covering the registration of the Securities under the Securities Act of 1933, as amended (the “1933 Act”), and the offering thereof from time to time in accordance with Rule 415 of the rules and regulations of the Commission under the 1933 Act (the “1933 Act Regulations”). Such registration statement has been declared effective by the Commission, and the Company has filed such post-effective amendments thereto as may be required prior to the execution of this Agreement and each such post-effective amendment has been declared effective by the Commission. Promptly after the execution and delivery of this Agreement, the Company will prepare and file a prospectus supplement relating to the Securities (the “Prospectus Supplement”) together with the Basic Prospectus (as defined below) in accordance with the provisions of paragraph (b) of Rule 424 (“Rule 424(b)”) of the 1933 Act Regulations. Such registration statement referred to above, including the exhibits thereto, schedules thereto, if any, the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act and any prospectus supplement relating to the Securities filed with the Commission pursuant to Rule 430B under the 1933 Act Regulations, at the time it became effective is herein referred to together as, the “Registration Statement.”  The basic prospectus contained in the Registration Statement at the time it was declared effective is herein referred to as the “Basic Prospectus.”  The Basic Prospectus and the Prospectus Supplement, including the documents specifically incorporated by reference therein or incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, in the form first furnished to the Underwriter for use in connection with the offering of the Securities, are herein collectively called the “Prospectus”; provided, further, that if the Company files a registration statement with the Commission pursuant to Rule 462(b) of the 1933 Act Regulations (the “Rule 462(b) Registration Statement”), then all references to “Registration Statement” shall also be deemed to include the Rule 462 (b) Registration Statement.

For purposes of this Agreement, all references to the Registration Statement, the Disclosure Package or the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system (“EDGAR”).

As used herein, the following terms shall have the meanings indicated:

“Disclosure Package” means (i) the Basic Prospectus, as amended and supplemented to the Execution Time, (ii) the Issuer Free Writing Prospectus, if any, identified in Schedule D hereto and (iii) any other Free Writing Prospectuses that the parties hereto shall hereafter expressly agree in writing to treat as part of the Disclosure Package.

“Execution Time” means the date and time that this Agreement is executed and delivered by the parties hereto, which shall be deemed to be 4:30 p.m. (NYC time) on the date of this Agreement.

“Free Writing Prospectus” means a free writing prospectus, as defined in Rule 405 of the 1933 Act Regulations.

“Issuer Free Writing Prospectus” means an issuer free writing prospectus, as defined in Rule 433 of the 1933 Act Regulations.

“Pricing Information” means the information listed in Schedule E hereto.

All references in this Agreement to financial statements and schedules and other information which is “contained,” “included” or “stated” (or other references of like import) in the Registration Statement, the Disclosure Package or the Prospectus shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in the Registration Statement, the Disclosure Package or the Prospectus, as the case may be, prior to the execution of this Agreement; and all references in this Agreement to amendments or supplements to the Registration Statement or the Prospectus shall be deemed to include the filing of any document under the Securities Exchange Act of 1934, as amended (the “1934 Act”) which is incorporated by reference in the Registration Statement or the Prospectus, as the case may be, after the execution of this Agreement.

Section 1. Representations and Warranties.

(a)  Representations and Warranties by the Company. The Company represents and warrants to the Underwriter as of the date hereof and as of the Closing Time referred to in Section 2(b) hereof, and if any Option Securities are purchased, as of each Date of Delivery (if any) referred to in Section 2(b) hereof, and agrees with the Underwriter, as follows:

(i)  Compliance with Registration Requirements; Incorporated Documents. The Company meets the requirements for use of Form S-3 under the 1933 Act.

Each of the Registration Statement and any Rule 462(b) Registration Statement has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with. The Registration Statement meets, and the offering and sale of Securities as contemplated hereby complies with, the requirements of Rule 415 of the 1933 Act Regulations (including, without limitation, Rule 415(a)(5) of the 1933 Act Regulations).

At the respective times the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendments thereto (including the filing of the Company’s most recent Annual Report on Form 10-K with the Commission (the “Annual Report on Form 10-K”) became effective, at the Execution Time and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), the Registration Statement, the Rule 462(b) Registration Statement and any amendments and supplements thereto complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Neither the Prospectus nor any amendments or supplements thereto (including any prospectus wrapper), at the time the Prospectus or any amendments or supplements thereto were issued and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If the Company elects to rely upon Rule 434 of the 1933 Act Regulations (“Rule 434”), the Company will comply with the requirements of Rule 434. The representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or the Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by the Underwriter expressly for use in the Registration Statement or the Prospectus.

The Prospectus, each preliminary prospectus and the prospectuses filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the 1933 Act, complied when so filed in all material respects with the 1933 Act Regulations and the Prospectus delivered to the Underwriter for use in connection with this offering will, at the time of such delivery, be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

The documents incorporated or deemed to be incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus, when they became effective, at the Execution Time and at the time they were or hereafter are filed with the Commission, respectively, complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder (the “1934 Act Regulations”) and, when read together with the other information in the Disclosure Package, at the time the Registration Statement became effective, at the date of the Prospectus, at the Execution Time and at the Closing Time, did not and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

The Disclosure Package and the Pricing Information, when taken together as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence shall not apply to statements in or omissions from the Disclosure Package made in reliance upon and in conformity with information furnished to the Company in writing by the Underwriter expressly for use therein.

At (i) the earliest time after the filing of the Registration Statement that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the 1933 Act Regulations) of the Securities and (ii) the Execution Time (with such date and time being used as the determination date for purposes of this clause (ii)), the Company was not and is not an Ineligible Issuer (as defined in Rule 405 of the 1933 Act Regulations), without taking account of any determination by the Commission pursuant to Rule 405 of the 1933 Act Regulations that it is not necessary that the Company be considered an Ineligible Issuer.

Each Issuer Free Writing Prospectus, if any, does not include any information that conflicts with the information contained in the Registration Statement, including any document incorporated by reference therein and any prospectus supplement deemed to be a part thereof that has not been superseded or modified. The foregoing sentence shall not apply to statements in or omissions from the Disclosure Package made in reliance upon and in conformity with information furnished to the Company in writing by the Underwriter expressly for use therein. Prior to the Execution Time, the Company has not, directly or indirectly, prepared, used or referred to any Issuer Free Writing Prospectus.

(ii)  Independent Accountants. The accountants who certified the financial statements and supporting schedules included in the Registration Statement are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

(iii)  Financial Statements. The consolidated financial statements of the Company in the Registration Statement, the Disclosure Package and the Prospectus, together with the related schedules and notes, present fairly the financial position of the Company and its consolidated Subsidiaries at the dates indicated and the statement of operations, stockholders’ equity and cash flows of the Company and its consolidated Subsidiaries for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods involved. The supporting schedules included in the Registration Statement present fairly in accordance with GAAP the information required to be stated therein. The selected consolidated financial and other data and the summary consolidated financial and other information of the Company included in the Disclosure Package and the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement. The pro forma financial information and the related notes thereto included in the Registration Statement, the Disclosure Package and the Prospectus present fairly the information shown therein, have been prepared in accordance with the Commission’s rules and guidelines with respect to pro forma financial statements and have been properly compiled on the basis described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.

(iv)  No Material Adverse Change in Business. Since the respective dates as of which information is given in the Registration Statement, the Disclosure Package and the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its Subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a “Material Adverse Effect”), (B) there have been no transactions entered into by the Company or any of its Subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its Subsidiaries considered as one enterprise, and (C) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

(v)  Good Standing of the Company. The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration

Statement, Disclosure Package and Prospectus and to enter into and perform its obligations under this Agreement; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

(vi)  Good Standing of Subsidiaries. (A) Each Subsidiary of the Company set forth on Schedule C hereto (which lists all subsidiaries of the Company) (each a “Subsidiary” and, collectively, the “Subsidiaries”) has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, Disclosure Package and Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect; except as otherwise disclosed in the Registration Statement, the Disclosure Package and the Prospectus, all of the issued and outstanding capital stock of each such Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and, except as otherwise disclosed in the Registration Statement, the Disclosure Package and the Prospectus, is owned by the Company, directly or through Subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; none of the outstanding shares of capital stock of any Subsidiary was issued in violation of the preemptive or similar rights of any securityholder of such Subsidiary.

(B)

Except as disclosed in the Registration Statement, the Disclosure Package and the Prospectus, there are no encumbrances or restrictions on the ability of any Subsidiary (i) to pay any dividends or make any distributions on such Subsidiary’s capital stock, (ii) to make any loans or advances to, or investments in the Company or any other Subsidiary, or (iii) to transfer any of its property or assets to the Company or any other Subsidiary.

(vii)  Capitalization. The authorized, issued and outstanding capital stock of the Company is as set forth in the Registration Statement, the Disclosure Package and the Prospectus (except for subsequent issuances, if any, pursuant to this Agreement, pursuant to reservations, agreements or employee benefit plans referred to in the Registration Statement, the Disclosure Package and the Prospectus or pursuant to the exercise of convertible securities or options referred to in the Registration Statement, the Disclosure Package and the Prospectus). The shares of issued and outstanding capital stock of the Company, including, without limitation, the Securities to be sold by the Selling Shareholders, have been duly authorized and validly issued and are fully paid and non-assessable; none of the outstanding shares of capital stock of the Company was issued in violation of the preemptive or other similar rights of any securityholder of the Company. The shares of issued and outstanding capital stock of the Company have been issued in compliance, in all material respects, with all federal and state securities laws. Except as disclosed in the Registration Statement, the Disclosure Package and the Prospectus and except for subsequent issuances pursuant to existing employee benefit plans referred to in the Registration Statement, the Disclosure Package and the Prospectus, there are no outstanding options or warrants to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of the Company’s capital stock or any such options, warrants, rights, convertible securities or obligations. The description of the Company’s stock option and purchase plans and the options or other rights granted and exercised thereunder set forth in the Registration Statement, the Disclosure Package and the Prospectus accurately and fairly describe, in all material respects, the information required to be shown with respect to such plans, arrangements, options and rights.

(viii)  Authorization of Agreement. This Agreement has been duly authorized, executed and delivered by the Company.

(ix)  Authorization and Description of Securities. The Common Stock conforms to all statements relating thereto contained in the Registration Statement, the Disclosure Package and the Prospectus and such description conforms to the rights set forth in the instruments defining the same; no holder of the Securities will be subject to personal liability by reason of being such a holder; and the issuance of the Securities is not subject to the preemptive or other similar rights of any securityholder of the Company.

(x)  Absence of Defaults and Conflicts. Neither the Company nor any of its Subsidiaries is in violation of its charter or by-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any Subsidiary is subject (collectively, “Agreements and Instruments”) except for such defaults under Agreements and Instruments that would not result in a Material Adverse Effect; and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated in this Agreement and in the Registration Statement, the Disclosure Package and the Prospectus and compliance by the Company with its obligations under this Agreement have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any Subsidiary pursuant to, the Agreements and Instruments (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not result in a Material Adverse Effect), nor will such action result in any violation of the provisions of the charter or by-laws of the Company or any Subsidiary or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any Subsidiary or any of their assets, properties or operations. As used herein, a “Repayment Event” means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any Subsidiary.

(xi)  Absence of Labor Dispute. Except as disclosed in the Registration Statement, the Disclosure Package and the Prospectus, no labor dispute with the employees of the Company or any Subsidiary exists or, to the knowledge of the Company, is imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or any Subsidiary’s principal suppliers, manufacturers, customers or contractors, which, in either case, would reasonably be expected to result in a Material Adverse Effect.

(xii)  Absence of Proceedings. There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or any Subsidiary, which is required to be disclosed in the Registration Statement, the Disclosure Package or the Prospectus (other than as disclosed therein), or which would reasonably be expected to result in a Material Adverse Effect, or which would reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in this Agreement or the performance by the Company of its obligations hereunder or thereunder; the aggregate of all pending legal or governmental proceedings to which the Company or any Subsidiary is a party or of which any of their respective property or assets is the subject which are not described in the Registration Statement, including ordinary routine litigation incidental to the business, would not reasonably be expected to result in a Material Adverse Effect.

(xiii)  Accuracy of Exhibits. There are no contracts or documents which are required to be described in the Registration Statement, the Disclosure Package or the Prospectus or to be filed as exhibits thereto which have not been so described and filed as required.

(xiv)  Possession of Intellectual Property. The Company and its Subsidiaries own or possess, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, “Intellectual Property”) necessary to carry on the business now operated by them, and neither the Company nor any of its Subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company or any of its Subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would reasonably be expected to result in a Material Adverse Effect.

(xv)  Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Company of its obligations hereunder, in connection with the offering, issuance or sale of the Securities under this Agreement or the consummation of the transactions contemplated by this Agreement, except such as have been already obtained or as may be required under the 1933 Act or the 1933 Act Regulations and foreign or state securities or blue sky laws.

(xvi)  Possession of Licenses and Permits. The Company and its Subsidiaries possess required permits, licenses (including, without limitation, any state nursing pool licenses), provider numbers, certificates, approvals, accreditations (including, without limitation, accreditation or certifications as applicable required by the Joint Commission on Accreditation of Healthcare Organizations), consents and other authorizations (collectively, “Governmental Licenses”) issued by, and have made all required declarations and filings with, the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them (including, without limitation, the Governmental Licenses) as are required under such federal and state healthcare laws as are applicable to the Company and its Subsidiaries, except where the failure to possess such Governmental Licenses or to make such declarations and filings could not reasonably be expected to have a Material Adverse Effect; to the best knowledge of the Company, the individual nurses and other personnel that the Company and its subsidiaries have placed or intend to place with clients have obtained all necessary Governmental Licenses to be legally qualified to serve at the facilities and in the positions in which they are staffed and the Company takes reasonable measures to ensure that all such nurses and other personnel possess such Governmental Licenses; the Company and its Subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, have a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not have a Material Adverse Effect; and neither the Company nor any of its Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

(xvii)  No Fees from Third-Party Payors. None of the Company or any of its Subsidiaries receives fees, compensation or reimbursement of any kind for any of its services from any governmental or other third-party payor, including, without limitation, from third-party payors such as Medicare, Medicaid, Medi-Cal, private insurance companies, health maintenance organizations, preferred provider organizations, managed care systems and other similar third party payors (including, without limitation, Blue Cross plans).

(xviii)  Licensure of Nurses and other Healthcare Professionals. The Company has established and shall administer, except to the extent that a failure to do so would not reasonably be expected to result in a Material Adverse Effect, a compliance program applicable to the Company and its Subsidiaries, to assist the Company, its Subsidiaries and the directors, officers and employees of the Company and its Subsidiaries, in complying with applicable federal and state guidelines (including, without limitation, guidelines imposed by OSHA and JCAHO) for the due qualification and licensure of registered nurses and other healthcare professionals that the Company and its Subsidiaries place through their staffing businesses.

(xix)  Title to Property. Except to the extent specifically disclosed in the Registration Statement, Disclosure Package and the Prospectus, the Company and its Subsidiaries have good and marketable title to all real property owned by the Company and its Subsidiaries and good title to all other properties owned by them, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (a) are described in the Registration Statement, the Disclosure Package and Prospectus or (b) do not, singly or in the aggregate, materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or any of its Subsidiaries; and all of the leases and subleases material to the business of the Company and its Subsidiaries, considered as one enterprise, and under which the Company or any of its Subsidiaries holds properties described in the Registration Statement, the Disclosure Package and the Prospectus, are in full force and effect, and neither the Company or any of its

Subsidiaries has any notice of any claim of any sort that has been asserted by anyone adverse to the rights of the Company or any of its Subsidiaries under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or of its Subsidiaries to the continued possession of the leased or subleased premises under any such lease or sublease.

(xx)  Investment Company Act. None of the Company or any of its Subsidiaries is, and upon the sale of the Securities as herein contemplated none of them will be, an “investment company” or an entity “controlled” by an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended (the “1940 Act”).

(xxi)  Environmental Laws. Except as described in the Registration Statement, the Disclosure Package and the Prospectus and except as would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect, (A) neither the Company nor any of its Subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances (including, without limitation, asbestos, polychlorinated biphenyls, urea-formaldehyde, insulation, petroleum or petroleum products) (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, “Environmental Laws”), (B) the Company and its Subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (C) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of its Subsidiaries (including, without limitation, any claims relating to the purchases and other corporate transactions involving the current Subsidiaries and predecessor entities which currently are integrated with the Company and its Subsidiaries) and (D) there are no events or circumstances that would reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of its Subsidiaries relating to Hazardous Materials or any Environmental Laws.

(xxii)  Registration Rights. Except as disclosed in the Registration Statement, the Disclosure Package and the Prospectus, there are no persons with registration rights or other similar rights to have any securities of the Company or any of its Subsidiaries registered pursuant to the Registration Statement or otherwise registered by the Company or any other person under the 1933 Act.

(xxiii)  Insurance. The Company and each of its Subsidiaries is insured by insurers of recognized financial responsibility against such loses and risks and in such amounts as are prudent and customary in the industries in which the Company and its Subsidiaries operate; none of the Company or any of its Subsidiaries has been refused any material insurance coverage sought or applied for; and the Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its operations except where the failure to renew or maintain such coverage would not reasonably be expected to result in a Material Adverse Effect. The officers and directors of the Company are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as the Company believes are prudent and customary for officers’ and directors’ liability insurance of a public company and as the Company believes would cover claims which would reasonably be expected to be made in connection with the issuance of the Securities; and the Company has no reason to believe that it will not be able to renew its existing directors’ and officers’ liability insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to cover its officers and directors.

(xxiv)  Tax Returns and Payment of Taxes. The Company and its Subsidiaries have timely filed all federal, state, local and foreign tax returns that are required to be filed or has duly requested extensions thereof and all such tax returns are true, correct and complete, except to the extent that any failure to file or request an extension, or any incorrectness would not reasonably be expected to result in a Material Adverse Effect. The Company and its Subsidiaries have timely paid all taxes shown as due on such filed tax returns (including any related assessments, fines or penalties), except to the extent that any such taxes are being contested in good faith and by appropriate proceedings, or to the extent that any failure to pay would not reasonably be expected to result in a Material Adverse Effect; and adequate charges, accruals and reserves have been provided for in the financial statements referred to in Section 1(a)(iii) above in accordance with GAAP in respect of all Federal, state, local and foreign taxes for all periods as to which the tax liability of the Company and its Subsidiaries has not been finally determined or remains open to examination by applicable taxing authorities except (A) for taxes incurred after the date of the financial statements referred to in Section 1(a)(iii) or (B) where the failure to provide for such charges, accruals and reserves would not reasonably be expected to result in a Material Adverse

Effect. None of the Company or its Subsidiaries is a “United States real property holding corporation” within the meaning of Section 897(c)(2) of the Internal Revenue Code of 1986, as amended (the “Code”).

(xxv)  No Stabilization or Manipulation. Neither the Company nor any of its Subsidiaries or, to the best of their knowledge, any of their directors, officers or affiliates has taken or will take, directly or indirectly, any action designed to, or that could be reasonably expected to, cause or result in stabilization or manipulation of the price of the Securities in violation of Regulation M under the 1934 Act.

(xxvi)  Certain Transactions. Except as disclosed in the Registration Statement, the Disclosure Package and the Prospectus, there are no outstanding loans, advances, or guarantees of indebtedness by the Company or any of its Subsidiaries to or for the benefit of any of the executive officers or directors of the Company or any of the members of the families of any of them that would be required to be so disclosed under the 1933 Act, the 1933 Act Regulations or Form S-3.

(xxvii)  Statistical and Market Data. The statistical and market-related data included in the Registration Statement, the Disclosure Package and the Prospectus are derived from sources which the Company reasonably and in good faith believes to be accurate, reasonable and reliable in all material respects and the statistical and market-related data included in each of the Registration Statement, the Disclosure Package and the Prospectus agrees with the sources from which it was derived in all material respects.

(xxviii)  Accounting and other Controls. The Company makes and keeps books, records and accounts which, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the Company. The Company has established a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions were, are and will be executed in accordance with management’s general or specific authorization; (ii) transactions were, are and will be recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (iii) access to assets was, is and will be permitted only in accordance with a management’s general or specific authorizations; and (iv) the recorded accountability for assets was, is and will be compared with existing assets at reasonable intervals and appropriate action was, is and will be taken with respect to any differences.

(xxix)  Sarbanes-Oxley Compliance. The Company and the Company’s directors or officers, in their capacities as such, are in compliance in all material respects with all applicable provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (collectively, the “Sarbanes-Oxley Act”), including Section 402 related to loans and Sections 302 and 906 related to certifications.

(xxx)  Changes in Internal Controls. Since the date of the latest audited financial statements included in the Disclosure Package, there has been no change in the Company’s internal control over financial reporting that has materially adversely affected, or is likely to affect, the Company’s internal control over financial reporting;

(xxxi)  Disclosure Controls and Procedures. The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the 1934 Act) that comply with the requirements of the 1934 Act; such disclosure controls and procedures have been designed to ensure that material information relating to the Company and its subsidiaries is made known to the Company’s principal executive officer and principal financial officer by others within those entities; and such disclosure controls and procedures are effective.

(b)  Representations and Warranties by each of the Selling Shareholders. Each Selling Shareholder severally and not jointly represents and warrants to the Underwriter as of the date hereof and as of the Closing Time, and, if the Selling Shareholder is selling Option Securities on a Date of Delivery, as of each such Date of Delivery, and agrees with the Underwriter, as follows:

(i)  Accurate Disclosure. The information furnished in writing by or on behalf of such Selling Shareholder expressly for use in the Registration Statement and any amendment or supplement thereto does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and the information furnished in writing by or on behalf of such Selling Shareholder expressly for use in the Prospectus or the Disclosure Package does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and such Selling Shareholder is not prompted to sell the Securities to be sold by such Selling Shareholder under this Agreement by any information concerning the Company or any subsidiary of the Company which is not set forth in the Disclosure Package and the Prospectus.

(ii)  Authorization of Agreements. Each Selling Shareholder has the full right, power and authority to enter into this Agreement and to sell, transfer and deliver the Securities to be sold by such Selling Shareholder hereunder. The execution and delivery of this Agreement and the sale and delivery of the Securities to be sold by such Selling Shareholder and the consummation of the transactions contemplated herein and compliance by such Selling Shareholder with its obligations hereunder have been duly authorized by such Selling Shareholder and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default under, or result in the creation or imposition of any tax, lien, charge or encumbrance upon the Securities to be sold by such Selling Shareholder or any property or assets of such Selling Shareholder pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, license, lease or other agreement or instrument to which such Selling Shareholder is a party or by which such Selling Shareholder may be bound, or to which any of the property or assets of such Selling Shareholder is subject, nor will such action result in any violation of the provisions of the charter or by-laws or other organizational instrument of such Selling Shareholder, if applicable, or any applicable treaty, law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over such Selling Shareholder or any of its properties.

(iii)  Record and Beneficial Ownership. Such Selling Shareholder is the record and beneficial owner of the Securities to be sold by it hereunder free and clear of all liens, encumbrances, equities and claims; and upon payment for the Securities to be sold by the Selling Shareholders to the Underwriter as provided in this Agreement, the delivery of such Securities to Cede & Co. (“Cede”) or such other nominee as may be designated by The Depository Trust Company (“DTC”), the registration of such Securities in the name of Cede or such other nominee and the crediting of such Securities on the records of DTC to security accounts in the name of the Underwriter (assuming that neither DTC nor the Underwriter has notice of any adverse claim (as such phrase is defined in Section 8-105 of the Uniform Commercial Code as in effect in the State of New York (the “UCC”)) to such Securities or any security entitlement in respect thereof), (A) DTC shall be a “protected purchaser” of such Securities within the meaning of Section 8-303 of the UCC, (B) under Section 8-501 of the UCC, the Underwriter will acquire a security entitlement in respect of such Securities and (C) to the extent governed by Article 8 of the UCC, no action based on any “adverse claim” (as defined in Section 8-102 of the UCC) to such Securities may be asserted against the Underwriter; it being understood that for purposes of this representation and warranty, each Selling Shareholder has assumed that when such payment, delivery and crediting occur, (x) such Securities will have been registered in the name of Cede or such other nominee as may be designated by DTC, in each case on the Company’s share registry in accordance with its certificate of incorporation, bylaws and applicable law, (y) DTC will be registered as a “clearing corporation” within the meaning of Section 8-102 of the UCC and (z) appropriate entries to the securities account or accounts in the name of the Underwriter on the records of DTC will have been made pursuant to the UCC.

(iv)  Absence of Manipulation. Such Selling Shareholder has not taken, and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities in violation of Regulation M under the 1934 Act.

(v)  Absence of Further Requirements. No filing with, or consent, approval, authorization, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign, is necessary or required for the performance by each Selling Shareholder of its obligations hereunder, or in connection with the sale and delivery of the Securities being sold by such Selling Shareholder hereunder or the consummation of the transactions contemplated by this Agreement except such as may have previously been made or obtained or as may be required under the 1933 Act or the 1933 Act Regulations or state securities laws.

(vi)  Restriction on Sale of Securities. During a period of 60 days from the date of the Prospectus with respect to the Selling Shareholders (the “Lock-Up Period”), each Selling Shareholder will not, without the prior written consent of the Underwriter, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, or transfer any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, whether now owned or acquired after the date of the Prospectus or with respect to which such Selling Shareholder has or acquires the power or disposition, or file any registration statement under the 1933 Act with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to the Securities to be sold hereunder.

(vii)  No Association with NASD. Neither such Selling Shareholder nor any of its affiliates is participating in the distribution of the offering of the Securities, and neither such Selling Shareholder nor any of its affiliates directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, or has any other association with (within the meaning of paragraph (dd) of Article I of the By-Laws of the National Association of Securities Dealers, Inc. (the “NASD”)), the Underwriter.

(c)  Officer’s Certificates. Any certificate signed by any officer of the Company or any of its Subsidiaries delivered to the Underwriter or to counsel for the

Underwriter shall be deemed a representation and warranty by the Company to the Underwriter as to the matters covered thereby; and any certificate signed by or on behalf of a Selling Shareholder as such and delivered to the Underwriter or to counsel for the Underwriter shall be deemed a representation and warranty by such Selling Shareholder to the Underwriter as to the matters covered thereby.

Section 2. Sale and Delivery to Underwriter; Closing.

(a)  Initial Securities. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, each Selling Shareholder, severally and not jointly, agrees to sell to the Underwriter, and the Underwriter agrees to purchase from each Selling Shareholder, at the price per share set forth in Schedule B, the number of Initial Securities set forth in Schedule A opposite the name of each Selling Shareholder.

(b)  Option Securities. In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Selling Shareholders, acting severally and not jointly, hereby grant an option to the Underwriter to purchase up to an additional 600,000 shares of Common Stock at the price per share set forth in Schedule B, less an amount per share equal to any dividends or distributions declared by the Company and payable on the Initial Securities but not payable on the Option Securities. The option hereby granted will expire 30 days after the date hereof and may be exercised in whole or in part from time to time only for the purpose of covering over allotments which may be made in connection with the offering and distribution of the Initial Securities upon notice by the Underwriter to the Selling Shareholders setting forth the number of Option Securities as to which the Underwriter is then exercising the option and the time and date of payment and delivery for such Option Securities. Any such time and date of delivery for the Option Securities (a “Date of Delivery”) shall be determined by the Underwriter, but shall not be later than seven full business days after the exercise of said option, nor in any event prior to the Closing Time, as hereinafter defined. If the option is exercised for a portion, but not all, of the Option Securities, each Selling Shareholder will sell that proportion of the total number of Option Securities then being purchased which the number of Securities set forth in Schedule A in the column titled “Maximum Number of Option Securities” opposite the name of such Selling Shareholder bears to the total number of Option Securities.

(c)  Payment. Payment of the purchase price for, and delivery of certificates for, the Initial Securities shall be made at the offices of Debevoise & Plimpton LLP, 919 Third Avenue, New York, New York 10022, or at such other place as shall be agreed upon by the Underwriter, the Company and the Selling Shareholders at 9:00 A.M. (Eastern time) on the third (fourth, if the pricing occurs after 4:30 P.M. (Eastern time) on any given day) business day after the date hereof, or such other time not later than ten business days after such date as shall be agreed upon by the

Underwriter, the Company and the Selling Shareholders (such time and date of payment and delivery being herein called “Closing Time”).

In addition, in the event that any or all of the Option Securities are purchased by the Underwriter, payment of the purchase price for, and delivery of certificates for, such Option Securities shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by the Underwriter and the Selling Shareholders, on each Date of Delivery as specified in the notice from the Underwriter to the Selling Shareholders.

Payment shall be made to the Selling Shareholders by wire transfer of immediately available funds to bank accounts designated by the Selling Shareholders, against delivery to the Underwriter for the account of the Underwriter of certificates for the Securities to be purchased by it.

(d)  Denominations; Registration. Certificates for the Initial Securities and the Option Securities, if applicable shall be in such denominations and registered in such names as the Underwriter may request in writing at least one full business day before the Closing Time or the relevant Date of Delivery, as the case may be. The certificates for the Initial Securities and the Option Securities, if any, will be made available for examination and packaging by the Underwriter in The City of New York not later than 10:00 A.M. (Eastern time) on the business day prior to the Closing Time or the relevant Date of Delivery, as the case may be.

Section 3. Covenants of the Company. The Company covenants with the Underwriter as follows:

(a)  Compliance with Securities Regulations and Commission Requests. The Company, subject to Section 3(b), will comply with the requirements of Rule 434 of the 1933 Act Regulations, if and as applicable, and will notify the Underwriter immediately, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement shall become effective, or any supplement to the Prospectus or any amended Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or the Basic Prospectus or any amendment or supplement to the Prospectus or for additional information, and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes. The Company will promptly effect the filings necessary pursuant to Rule 424 and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424 was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

(b)  Filing of Amendments. The Company will give the Underwriter notice of its intention to file or prepare any amendment to the Registration Statement (including any filing under Rule 462(b)), or any amendment, supplement or revision to either the Basic Prospectus or to the Prospectus, whether pursuant to the 1933 Act, the 1934 Act or otherwise, will furnish the Underwriter with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Underwriter or counsel for the Underwriter shall reasonably object.

(c)  Delivery of Registration Statements. The Company has furnished or, if requested by the Underwriter, will deliver to the Underwriter and counsel for the Underwriter, without charge, signed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) and copies of all signed consents and certificates of experts, and will also deliver to the Underwriter, without charge, a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits) for the Underwriter. The copies of the Registration Statement and each amendment thereto furnished to the Underwriter will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(d)  Delivery of Prospectus. The Company will furnish to the Underwriter, without charge, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act (including in circumstances where such requirement may be satisfied pursuant to Rule 172 of the 1933 Act Regulations), such number of copies of the Prospectus (as amended or supplemented) as the Underwriter may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Underwriter will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(e)  Continued Compliance with Securities Laws. The Company will comply with the 1933 Act and the 1933 Act Regulations so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and in the Prospectus. If at any time when a prospectus is required by the 1933

Act to be delivered in connection with sales of the Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriter or for the Company, to amend the Registration Statement or amend or supplement any Prospectus in order that the Prospectus will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement any Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly prepare and file with the Commission, subject to Section 3(b), such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, and the Company will furnish to the Underwriter such number of copies of such amendment or supplement as the Underwriter may reasonably request.

(f)  Blue Sky Qualifications. The Company will use its best efforts, in cooperation with the Underwriter, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the Underwriter may designate and to maintain such qualifications in effect for a period of not less than one year from the later of the effective date of the Registration Statement and any Rule 462(b) Registration Statement; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. In each jurisdiction in which the Securities have been so qualified, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the effective date of the Registration Statement and any Rule 462(b) Registration Statement.

(g)  Rule 158. The Company will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

(h)  Listing. The Company will use its best efforts to effect and maintain the quotation of the Securities on the Nasdaq National Market and will file with the Nasdaq National Market all documents and notices required by the Nasdaq National Market of companies that have securities that are traded in the over-the-

counter market and quotations for which are reported by the Nasdaq National Market.

(i)  Reporting Requirements. The Company, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the rules and regulations of the Commission thereunder.

(j)  Continued Compliance with Sarbanes-Oxley Act. Except as disclosed in the Prospectus, (i) the Company will comply in all material respects with all applicable provisions of the Sarbanes-Oxley Act and (ii) will use its commercially reasonable efforts to cause the Company’s directors and officers, in their capacities as such, to comply in all material respects with the provisions of the Sarbanes-Oxley Act.

(k)  Restriction on Sale of Securities. During a period of 60 days from the date of the Prospectus, the Company will not, without the prior  written consent of the Underwriter, (i) directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any share of Common Stock or any securities convertible into or exercisable or  exchangeable for Common Stock or file any registration statement under the 1933 Act with respect to any of the foregoing or (ii) enter into any swap  or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the  Common Stock, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the Securities to be sold hereunder, (B) any shares of Common Stock issued by the Company upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof and referred to in the Prospectus, (C) any shares of Common Stock issued or options to purchase Common Stock granted pursuant to existing employee benefit plans of the Company referred to in the Prospectus or (D) any shares of Common Stock issued pursuant to any non-employee director stock plan or dividend reinvestment plan.

(l)  If there occurs an event or development as a result of which the Disclosure Package would include an untrue statement of a material fact or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, the Company will notify promptly the Underwriter so that any use of the Disclosure Package may cease until it is amended or supplemented.

(m)  The Company agrees that, unless it obtains the prior written consent of the Underwriter, and the Underwriter agrees with the Company that, unless it has obtained or will obtain, as the case may be, the prior written consent of the Company, it has not made and will not make any offer relating to the Securities that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a Free Writing Prospectus required to be filed by the Company with the Commission or retained by the Company under Rule 433 of the 1933 Act Regulations; provided that the prior written consent of the parties hereto shall be deemed to have been given in respect of the Free Writing Prospectuses included in Schedule D hereto. Any such free writing prospectus consented to by the Underwriter or the Company is hereinafter referred to as a “Permitted Free Writing Prospectus.”  The Company agrees that (x) it has treated and will treat, as the case may be, each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus and (y) it has complied and will comply, as the case may be, with the requirements of Rules 164 and 433 of the 1933 Act Regulations applicable to any Permitted Free Writing Prospectus, including in respect of timely filing with the Commission, legending and record keeping.

Section 4. Payment of Expenses.

(a)  Expenses. The Company will pay all expenses incident to the performance of its obligations under this Agreement, including (i) the preparation, printing and filing of the Registration Statement, the Disclosure Package and the Prospectus (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the preparation, printing and delivery to the Underwriter of this Agreement and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Securities, (iii) the preparation, issuance and delivery of the certificates for the Securities to the Underwriter, including any stock or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Securities to the Underwriter, (iv) the fees and disbursements of the Company’s counsel, accountants and other advisors, (v) the qualification of the Securities under securities laws in accordance with the provisions of Section 3(f) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriter in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplement thereto, (vi) the printing and delivery to the Underwriter of copies of the Prospectus and any amendments or supplements thereto, (vii) the preparation, printing and delivery to the Underwriter of copies of the Blue Sky Survey and any supplement thereto, (viii) the fees and expenses of any transfer agent or registrar for the Securities and (ix) the filing fees incident to, and the reasonable fees and disbursements of counsel to the Underwriter in connection with, the review, if any, by the NASD of the terms of the sale of the Securities and (x) the fees and expenses incurred in connection with the inclusion of the Securities in the Nasdaq National Market.

(b)  Expenses of the Selling Shareholders. The Selling Shareholders, severally, and not jointly, will pay all expenses incident to the performance of their respective obligations under, and the consummation of the transactions contemplated by this Agreement, including (i) any stamp duties, capital duties and stock transfer taxes, if any, payable upon the sale of the Securities to the Underwriter (except New York stock transfer tax) and (ii) the fees and disbursements of their respective counsel and accountants.

(c)  Termination of Agreement. If this Agreement is terminated by the Underwriter in accordance with the provisions of Section 5, Section 9(a)(i) or Section 9(a)(iii) hereof, the Company shall reimburse the Underwriter for all of its out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriter.

(d)  Allocation of Expenses. The provisions of this Section shall not affect any agreement that the Company and the Selling Shareholders may make for the sharing of such costs and expenses.

Section 5. Conditions of Underwriter’s Obligations. The obligations of the Underwriter hereunder are subject to the accuracy of the representations and warranties of the Company and the Selling Shareholders contained in Section 1 hereof or in certificates of any officer of the Company, any Subsidiary of the Company, or on behalf of any Selling Shareholder delivered pursuant to the provisions hereof, to the performance by the Company of its covenants and other obligations hereunder, and to the following further conditions:

(a)  Effectiveness of Registration Statement. The Registration Statement, including any Rule 462(b) Registration Statement, has become effective and at Closing Time no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefore initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriter. A prospectus containing information relating to the description of the Securities, the specific method of distribution and similar matters shall have been filed with the Commission in accordance with Rule 424(b) (or any required post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430A of the 1933 Act Regulations). Any material required to be filed by the Company pursuant to Rule 433(d) of the 1933 Act Regulations shall have been filed with the Commission within the applicable time periods prescribed for such filings by Rule 433 of the 1933 Act Regulations.

(b)  Opinion of Counsel for Company. At Closing Time, the Underwriter shall have received the favorable opinion, dated as of Closing Time, of Proskauer Rose LLP, special counsel for the Company, in form and substance satisfactory to counsel for the Underwriter, to the effect set forth in Exhibit A-1 hereto and to such further effect as counsel to the Underwriter may reasonably request.

(c)  Opinion of General Counsel of the Company. At Closing Time, the Underwriter shall have received the favorable opinion, dated as of Closing Time, of the General Counsel of the Company, in form and substance satisfactory to counsel for the Underwriter, to the effect set forth in Exhibit A-2 hereto and to such further effect as counsel to the Underwriter may reasonably request.

(d)  Opinion of Counsel for the Selling Shareholders. At Closing Time, the Underwriter shall have received the favorable opinion, dated as of Closing Time, of each counsel for the Selling Shareholders (which counsel shall be reasonably satisfactory to the Underwriter), each in form and substance satisfactory to counsel for the Underwriter, to the effect set forth in Exhibit A-3 hereto and to such other effect as counsel for the Underwriter may reasonably request. The provisions of this Section 5(d) shall not apply to CHEF Nominees Limited, except for the opinion contained in paragraph (iv) in Exhibit A-3 hereto.

(e)  Opinion of Counsel for Underwriter. At Closing Time, the Underwriter shall have received the favorable opinion, dated as of Closing Time, of Debevoise & Plimpton LLP, counsel for the Underwriter, in form and substance reasonably satisfactory to the Underwriter.

(f)  Officers’ Certificate. At Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Disclosure Package and the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its Subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Underwriter shall have received a certificate of the President and Chief Executive Officer and the Chief Financial Officer, dated as of Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Section 1(a) hereof are true and correct with the same force and effect as though expressly made at and as of Closing Time, (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or threatened or are contemplated by the Commission.

(g)  Certificate of each Selling Shareholder. At Closing Time, the Underwriter shall have received a certificate of each Selling Shareholder, dated as of the Closing Time, to the effect that (i) the representations and warranties of such Selling Shareholder contained in Section 1(b) hereof are true and correct in all respects with the same force and effect as though expressly made at and as of Closing Time and (ii) such

Selling Shareholder has complied in all material respects with all agreements and all conditions on its part to be performed under this Agreement at or prior to Closing Time.

(h)  Accountant’s Comfort Letters. At the time of the execution of this Agreement, and at the time of the delivery of the Prospectus to the Underwriter, the Underwriter shall have received from Ernst & Young LLP a letter dated such date, in form and substance satisfactory to the Underwriter, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to the underwriter with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

(i)  Bring-down Comfort Letters. At Closing Time, the Underwriter shall have received from Ernst & Young LLP a letter, dated as of Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (h) of this Section, except that the specified date referred to shall be a date not more than three business days prior to Closing Time.

(j)  Approval of Listing. At Closing Time, the Securities shall have been approved for inclusion in the Nasdaq National Market, subject only to official notice of issuance.

(k)  No Objection. The NASD shall have not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements with respect to the Securities.

(l)  Form W-8 or W-9. At the date of this Agreement, the Underwriter shall have received form W-8 or W-9, as required, signed by each Selling Shareholder.

(m)  Additional Documents. At Closing Time and at each Date of Delivery, counsel for the Underwriter shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company and the Selling Shareholders in connection with the issuance and sale of the Securities as herein contemplated shall be satisfactory in form and substance to the Underwriter and counsel for the Underwriter.

(n)  Termination of Agreement. If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement or, in the case of any condition to the purchase of Option Securities on a Date of Delivery which is after the Closing Time, the obligations of the Underwriter to purchase the relevant Option Securities, may be terminated by the Underwriter by notice to the Company at any time at or prior to Closing Time or such Date of Delivery, as the case may be, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 6, 7 and 8 shall survive any such termination and remain in full force and effect.

(o)  Conditions to Purchase of Option Securities. In the event that the Underwriter exercises its option provided in Section 2(b) hereof to purchase all or any portion of the Option Securities, the representations and warranties of the Company and the Selling Shareholders contained herein and the statements in any certificates furnished by the Company or any Subsidiary of the Company and the Selling Shareholders hereunder shall be true and correct as of each Date of Delivery and, at the relevant Date of Delivery, the Underwriter shall have received:

(i)  Officers’ Certificate. A certificate, dated such Date of Delivery, of the President or a Vice President of the Company and of the Chief Financial or Chief Accounting Officer of the Company confirming that the certificate delivered at the Closing Time pursuant to Section 5(f) hereof remains true and correct as of such Date of Delivery.

(ii)  Certificate of each Selling Shareholder. A certificate, dated such Date of Delivery, of each Selling Shareholder selling Option Securities confirming that the certificate delivered at Closing Time pursuant to Section 5(g) remains true and correct as of such Date of Delivery.

(iii)  Opinion of Counsel for Company. The favorable opinion of:

Proskauer Rose LLP, special counsel for the Company, in form and substance satisfactory to counsel for the Underwriter, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(b) hereof.

(iv)  Opinion of the General Counsel of the Company. The favorable opinion of the General Counsel of the Company, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(c) hereof.

(v)  Opinion of Counsel for the Selling Shareholders. The favorable opinion of each counsel for the Selling Shareholders selling Option Securities (which counsel shall be reasonably satisfactory to the Underwriter), in form and substance satisfactory to counsel for the Underwriter, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(d) hereof.

(vi)  Opinion of Counsel for Underwriter. The favorable opinion of Debevoise & Plimpton, counsel for the Underwriter, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(e) hereof.

(vii)  Bring-down Comfort Letters. A letter from Ernst & Young LLP in form and substance satisfactory to the Underwriter and dated such Date of Delivery, substantially in the same form and substance as the letter furnished to the Underwriter pursuant to Section 5(h) hereof, except that the “specified date” in the letter furnished pursuant to this paragraph shall be a date not more than five days prior to such Date of Delivery.

Section 6. Indemnification.

(a)  Indemnification of the Underwriter by the Company. The Company agrees to indemnify and hold harmless the Underwriter and each person, if any, who controls the Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

(i)  against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information deemed to be a part thereof, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in the Disclosure Package, the Basic Prospectus, the Prospectus or any Issuer Free Writing Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(ii)  against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission or any such alleged untrue statement or omission; provided that (subject to Section 6(e) below) any such settlement is effected with the written consent of the Company; and

(iii)  against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by the Underwriter), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense (a) to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by the Underwriter expressly for use in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information deemed to be a part thereof, if applicable, or the Disclosure Package, the Basic Prospectus, the Prospectus or any Issuer Free Writing Prospectus (or any amendment or supplement thereto).

(b)  Indemnification of the Underwriter by the Selling Shareholders. Each of the Selling Shareholders severally and not jointly agrees to indemnify and hold harmless the Underwriter and each person, if any, who controls the Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information deemed to be a part thereof, if applicable, or the Disclosure Package, the Basic Prospectus, the Prospectus or any Issuer Free Writing Prospectus (or any amendment or supplement thereto) in reliance upon and conformity with written information furnished to the Company by or on behalf of such Selling Shareholder expressly for use in the Registration Statement (or any amendment thereto) or such Disclosure Package, Basic Prospectus, Prospectus or Issuer Free Writing Prospectus (or any amendment or supplement thereto) provided, however, that the liability of any Selling Shareholder pursuant to this Section 6(b) shall be limited to the net proceeds received by such Selling Shareholder from the Securities purchased by the Underwriter from such Selling Shareholder pursuant to this Agreement; and provided further that (subject to Section 6(e) below) in the case of subsection (a)(ii), only if such settlement is effected with the Selling Shareholder’s prior written consent. The Underwriter acknowledges that the information relating to such Selling Shareholder set forth in the table immediately following the fourth paragraph under the heading “Selling Stockholders” in the Registration Statement, and in the table immediately following the first paragraph under the heading “Selling Stockholders” in the Prospectus (other than the percentage or number of outstanding shares information) constitute the only information furnished in writing by or on behalf of such Selling Shareholder for inclusion in the Registration Statement, or the Prospectus.

(c)  Indemnification of Company, Directors and Officers and Selling Shareholders. The Underwriter agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act and each Selling Shareholder and each person, if any, who controls each Selling Shareholder within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the

Rule 430A Information and the Rule 434 Information deemed to be a part thereof, if applicable, the Disclosure Package, Basic Prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information relating to the Underwriter furnished to the Company by the Underwriter expressly for use in the Registration Statement (or any amendment thereto) or the Disclosure Package, Basic Prospectus or the Prospectus (or any amendment or supplement thereto) (the “Underwriter Information”). The Company acknowledges that the statements set forth in the last paragraph of the cover page regarding delivery of the Securities and, under the heading “Plan of Distribution,” (i) the sentences related to concessions and reallowances and (ii) the paragraph related to stabilization, syndicate covering transactions and penalty bids in the Prospectus constitute the only Underwriter Information.

(d)  Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 6(a) and 6(b) above, counsel to the indemnified parties shall be selected by the Underwriter, and, in the case of parties indemnified pursuant to Section 6(c) above, counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(e)  Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

(f)  Other Agreements with Respect to Indemnification. The provisions of this Section shall not affect any agreement among the Company and the Selling Shareholders with respect to indemnification.

Section 7. Contribution. If the indemnification provided for in Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriter on the other hand from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Shareholders on the one hand and of the Underwriter on the other hand in connection with the statements or omissions, which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

The relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriter on the other hand in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds (i.e., after deducting the total underwriting discount) from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company and the Selling Shareholders and the total underwriting discount received by the Underwriter, in each case as set forth on the cover of the Prospectus, bear to the aggregate initial public offering price of the Securities as set forth on such cover.

The relative fault of the Company and the Selling Shareholders on the one hand and the Underwriter on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Shareholders or by the Underwriter and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Company, the Selling Shareholders and the Underwriter agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

Notwithstanding the provisions of this Section 7, (i) the Underwriter shall not be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which the Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission and (ii) no Selling Shareholder shall be required to contribute any amount in excess of the amount of the total net proceeds received by such Selling Shareholder from the sale of Securities pursuant to this Agreement. Each Selling Shareholder shall be obligated under this Section 7 only with respect to untrue statements or omissions made in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information deemed to be a part thereof, if applicable, or the Disclosure Package, Basic Prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with the Underwriter Information.

No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

For purposes of this Section 7, each person, if any, who controls the Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company or any Selling Shareholder within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company or such Selling Shareholder, as the case may be.

The provisions of this Section 7 shall not affect any agreement among the Company and the Selling Shareholders with respect to contribution.

Section 8. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company or any of its Subsidiaries submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Underwriter or controlling person, or by or on behalf of the Company, and shall survive delivery of the Securities to the Underwriter.

Section 9. Termination of Agreement.

(a)  Termination; General. The Underwriter may terminate this Agreement, by notice to the Company and the Selling Shareholders, at any time at or prior to Closing Time (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its Subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof, any declaration by the United States of a national emergency or war, or other calamity or crisis or act of terrorism or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Underwriter, impracticable or inadvisable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) if trading in any securities of the Company has been suspended or materially limited by the Commission or the Nasdaq National Market, or (iv) if trading generally on the American Stock Exchange or the New York Stock Exchange or in the Nasdaq National Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the NASD or any other governmental authority, or a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States, or (v) if a banking moratorium has been declared by either Federal or New York authorities.

(b)  Liabilities. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 6, 7 and 8 shall survive such termination and remain in full force and effect.

Section 10. Default by One or More of the Selling Shareholders.

If a Selling Shareholder shall fail at Closing Time or at a Date of Delivery to sell and deliver the number of Securities which such Selling Shareholder or Selling Shareholders are obligated to sell hereunder, and the remaining Selling Shareholders do not exercise the right hereby granted to increase, pro rata or otherwise, the number of Securities to be sold by them hereunder to the total number to be sold by all Selling Shareholders as set forth in Schedule A hereto, then the Underwriter may, by notice from the Underwriter to the Company and the non-defaulting Selling Shareholders, either (a)

terminate this Agreement without any liability on the fault of any non-defaulting party except that the provisions of Sections 1, 4, 6, 7 and 8 shall remain in full force and effect or (b) elect to purchase the Securities which the non-defaulting Selling Shareholders have agreed to sell hereunder. No action taken pursuant to this Section 10 shall relieve any Selling Shareholder so defaulting from liability, if any, in respect of such default.

In the event of a default by any Selling Shareholder as referred to in this Section 10, the Underwriter, the Company and the non-defaulting Selling Shareholders shall have the right to postpone Closing Time or Date of Delivery for a period not exceeding seven days in order to effect any required change in the Registration Statement or Prospectus or in any other documents or arrangements.

Section 11. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriter shall be mailed, delivered or telefaxed to the Citigroup Global Markets Inc. General Counsel (fax no.: (212) 816-7912) and confirmed to the General Counsel, Citigroup Global Markets Inc., at 388 Greenwich Street, New York, New York, 10013, Attention: General Counsel, with a copy to Debevoise & Plimpton LLP, 919 Third Avenue, New York, New York, attention of Steven J. Slutzky; and notices to the Company shall be directed to it at 6551 Park of Commerce Blvd., Suite 200, Boca Raton, Florida 33487, attention of Joseph A. Boshart, President and CEO, with a copy to Proskauer Rose LLP, 1585 Broadway, New York, New York 10036, attention of Stephen W. Rubin and notices to each Selling Shareholder shall be directed c/o Charterhouse Group, Inc. 535 Madison Avenue,  New York, New York 10022, Attention: Thomas Dircks and attention of Proskauer Rose LLP, 1585 Broadway, New York, New York 10036, attention of Stephen W. Rubin.

Section 12. Parties. This Agreement shall each inure to the benefit of and be binding upon the Underwriter and the Company and the Selling Shareholders and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriter and the Company and the Selling Shareholders and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriter and the Company and the Selling Shareholders and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from the Underwriter shall be deemed to be a successor by reason merely of such purchase.

Section 13. GOVERNING LAW AND TIME. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE

LAWS OF THE STATE OF NEW YORK. SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

Section 14. Effect of Headings. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company and the Selling Shareholders a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Underwriter and the Company and the Selling Shareholders in accordance with its terms.

Very truly yours,
Cross Country Healthcare, Inc.

By:	/s/ Joseph Boshart
Name: Joseph Boshart
Title: Chief Executive Officer

CHARTERHOUSE EQUITY PARTNERS III, L.P

By:	CHUSA Equity Investors III, L.P.,
General Partner

By:	Charterhouse Equity III, Inc.,
General Partner

By:	/s/ Cheri Lieberman
Name: Cheri Lieberman
Title: VP

CHEF NOMINEES LIMITED

By:	Charterhouse Group, Inc.,
Attorney-in-fact

By:	/s/ Cheri Lieberman
Name: Cheri Lieberman
Title: VP

CONFIRMED AND ACCEPTED,

as of the date first above written:

CITIGROUP GLOBAL MARKETS INC.

By:	/s/ John A. Katzenberg
John A. Katzenberg Managing Director

SCHEDULE A

SELLING SHAREHOLDERS

Name of Selling Shareholder	Number of Securities to be Purchased by Citigroup Global Markets Inc.	Maximum Number of Option Securities

Charterhouse Equity Partners III, L.P.	3,997,502	599,625
CHEF Nominees Limited	2,498	375
Total	4,000,000	600,000

Sch. A-1

SCHEDULE B

UNDERWRITER PRICE PER SHARE

CROSS COUNTRY HEALTHCARE, INC.

4,000,000 Shares of Common Stock

(Par Value $.0001 Per Share)

1.

The Underwriter is offering the Securities from time to time for sale in one or more negotiated transactions, or otherwise, at market values prevailing at the time of sale, at prices related to such prevailing market prices or at negotiated prices.

2.

The purchase price per share for the Securities to be paid by the Underwriter shall be $20.60; provided that the purchase price per share for any Option Securities purchased upon the exercise of the over-allotment option described in Section 2(b) shall be reduced by an amount per share equal to any dividends or distributions declared by the Company and payable on the Initial Securities but not payable on the Option Securities.

Sch. B-1

SCHEDULE C

Subsidiaries of Cross Country Healthcare, Inc.

Assignment America, Inc.
Cejka Search, Inc.
CC Staffing, Inc.
Clinforce, LLC
Cross Country Capital, Inc.
Cross Country Consulting, Inc.

Cross Country Infotech, Pvt Ltd.
Cross Country Local, Inc.
Cross Country Education, LLC
Cross Country TravCorps, Inc.
HealthStaffers, Inc.
MCVT, Inc.
Med-Staff, Inc.
Metropolitan Research Associates, Inc.

Metropolitan Research Staffing Associates, Inc.
NovaPro, Inc.
TVCM, Inc.

Sch. C-1

SCHEDULE D

Free Writing Prosectuses Included in the Disclosure Package

None

Sch. D-1

SCHEDULE E

PRICING INFORMATION

1.

The Selling Shareholders are offering 4,000,000 shares of Common Stock, with an over allotment option of up to an additional 600,000 shares of Common Stock.

2.

Charterhouse Equity Partners III, L.P. is selling 3,997,502 of the 4,000,000 shares of Common Stock being sold and CHEF Nominees Limited is selling the remainder.

3.

After the offering, the Selling Shareholders will own approximately 7.7% of the shares of Common Stock of the Company and 5.8% if over-allotment option is exercised in full.

4.

Two members of the current board were designated for nomination to the board by the Selling Shareholders pursuant to the Company’s stockholders agreement. After the offering, the number of directors the Selling Shareholders have the right to designate will decrease to one director. Both directors designated by the Selling Shareholders are expected to continue to serve the remainder of their current terms as directors.

5.

The Underwriter will offer the shares on a variable price basis.

Sch. E-1

Section 1.

Representations and Warranties.

3

(a)

Representations and Warranties by the Company

3

(b)

Representations and Warranties by each of the Selling Shareholders

15

(c)

Officer’s Certificates

17

Section 2.

Sale and Delivery to Underwriter; Closing.

18

(a)

Initial Securities

18

(b)

Option Securities

18

(c)

Payment

18

(d)

Denominations; Registration

19

Section 3.

Covenants of the Company

19

Section 4.

Payment of Expenses.

23

(a)

Expenses

23

(b)

Expenses of the Selling Shareholders

24

(c)

Termination of Agreement

24

(d)

Allocation of Expenses

24

Section 5.

Conditions of Underwriter’s Obligations

24

(a)

Effectiveness of Registration Statement

24

(b)

Opinion of Counsel for Company

24

(c)

Opinion of General Counsel of the Company

25

(d)

Opinion of Counsel for the Selling Shareholders

25

(e)

Opinion of Counsel for Underwriter

25

(f)

Officers’ Certificate

25

(g)

Certificate of each Selling Shareholder

25

(h)

Accountant’s Comfort Letters

26

(i)

Bring-down Comfort Letters

26

(j)

Approval of Listing

26

(k)

No Objection

26

(l)

Form W-8 or W-9

26

(m)

Additional Documents

26

(n)

Termination of Agreement

26

(o)

Conditions to Purchase of Option Securities

27

Section 6.

Indemnification.

28

(a)

Indemnification of the Underwriter by the Company

28

(b)

Indemnification of the Underwriter by the Selling Shareholders

29

(c)

Indemnification of Company, Directors and Officers and Selling

Shareholders

29

(d)

Actions against Parties; Notification

30

(e)

Settlement without Consent if Failure to Reimburse

30

(f)

Other Agreements with Respect to Indemnification

31

Section 7.

Contribution

31

Section 8.

Representations, Warranties and Agreements to Survive Delivery

32

Section 9.

Termination of Agreement.

33

(a)

Termination; General

33

(b)

Liabilities

33

Section 10.

Default by One or More of the Selling Shareholders.

33

Section 11.

Notices

34

Section 12.

Parties

34

Section 13.

GOVERNING LAW AND TIME

34

Section 14.

Effect of Headings

35

SCHEDULES

Schedule A - List of Selling Shareholders

Sch A-1

Schedule B – Underwriter Price Per Share

Sch B-1

Schedule C - List of Subsidiaries of the Company

Sch C-1

Schedule D –Free Writing Prospectuses Included in the Disclosure

Package

Sch D-1

Schedule E – Pricing Information

Sch E-1

EXHIBITS

Exhibit A-1  Form of Opinion of Company’s Counsel

A-1-1

Exhibit A-2  Form of Opinion of General Counsel of the Company

A-2-1

Exhibit A-3  Form of Opinion of Selling Shareholders’ Counsel

A-3-1